Exhibit 10.1

AMENDMENT NO. 6
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of July 22, 2014 by and among Consumers Receivables Funding II, LLC, a Delaware limited liability company (the “Seller”), Consumers Energy Company, a Michigan corporation (“Consumers”), as initial servicer (the “Servicer”), the entities party hereto from time to time as Conduits (together with any of their respective successors and assigns hereunder, the “Conduits”), the entities party hereto from time to time as Financial Institutions (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), the entities party hereto from time to time as Managing Agents (together with any of their respective successors and assigns hereunder, the “Managing Agents”) and The Bank of Nova Scotia (“BNS”), as assignee of JPMorgan Chase Bank, N.A., as administrative agent for the Purchasers (together with its successors and assigns hereunder, the “Administrative Agent”).

PRELIMINARY STATEMENT

The Seller, the Servicer, the Conduits, the Financial Institutions, the Managing Agents and the Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of November 23, 2010 (as amended prior to the date hereof and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “RPA”).  Terms used herein and not otherwise defined herein shall have the meanings assigned in the RPA.

The parties to the RPA enter into this Amendment to provide for certain modifications to the terms and provisions of the RPA as more particularly set forth hereinbelow.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendments to the RPA.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RPA is hereby amended as follows:

1.1                               Section 2.9 of the RPA is hereby amended to restate the first sentence of Section 2.9 as follows:

Section 2.9                                    Payment Allocations.  The Servicer shall, upon receipt of payments of amounts billed and collected from Obligors on their utility bills, allocate those receipts on a daily basis among Collections of Receivables, 2001 Securitization Charge Collections and 2014 Securitization Charge Collections in accordance with the calculation methodologies specified in Annex 2 to the 2001 Servicing Agreement and Exhibit A to the 2014 Servicing Agreement.

1.2                               Section 7.1(a)(v) of the RPA is hereby amended to restate clauses (i), (ii) and (iii) thereof as follows:

(i) copies of all reports, statements, notices and certificates delivered or received by the Servicer (in its capacity as Servicer under either Servicing Agreement or otherwise) pursuant to Sections 3.05, 3.06, 3.07 and 6.02 and Annex 1 and Annex 2 of the 2001 Servicing Agreement (excluding any “Daily Servicer’s Report” delivered pursuant to Annex 2 of the 2001 Servicing Agreement) and Sections 3.01(b), 3.03, 3.04, 4.01 and 7.04 of the 2014 Servicing Agreement, (ii) copies of all reports and notices delivered to the holders of the securitization bonds issued by Consumers Funding LLC or the holders of the securitization bonds issued by Consumers 2014 Securitization Funding LLC, (iii) copies of all amendments, waivers or other modifications to any of the Basic Documents (as defined in either Servicing Agreement),

1.3                               Section 7.1(a)(viii) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” as “each Servicing Agreement”.

1.4                               Section 7.1(b)(vii) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” as “either Servicing Agreement”.

1.5                               Section 7.1(d) of the RPA is hereby amended to restate the phrase “the Securitization Property and the Servicing Agreement” as “the 2001 Securitization Property, the 2014 Securitization Property and the Servicing Agreements”.

1.6                               Section 7.1(e)(i) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “the Servicing Agreements”.

1.7                               Section 7.1(j) of the RPA is hereby amended to restate the phrase “Collections and Securitization Charge Collections” (in two places) as “Collections, 2001 Securitization Charge Collections and 2014 Securitization Charge Collections”.

1.8                               Section 7.1(r) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “each Servicing Agreement” and to change the caption thereof from “Performance under Servicing Agreement” to “Performance under Servicing Agreements”.

1.9                               Section 7.2(i) of the RPA is hereby amended to restate the phrase “Collections and Securitization Charge Collections” as “Collections, 2001 Securitization Charge Collections and 2014 Securitization Charge Collections”.

1.10                        Section 7.2 of the RPA is hereby amended to restate paragraph (j) in its entirety as follows:

(j)                                    Servicing Agreements.  Without the consent of the Administrative Agent, each Managing Agent and each Financial Institution, the Servicer will not amend, modify or waive any term or condition of (i) Section 3.02 or Section 5.04 of the 2001 Servicing Agreement, (ii) Annex 2 to the 2001 Servicing Agreement, (iii) the definition of the term “Securitization Charges”, “Securitization Charge Collections” or “Transferred Securitization Property” in the 2001 Servicing Agreement, (iv) Section 3.01(a), Section 4.01 or Section 8.04 of the 2014 Servicing Agreement, (v) Exhibit A to the 2014 Servicing Agreement, (vi) the definition of the term “Securitization Charge”,

“Securitization Charge Collections” or “Securitization Property” in the 2014 Servicing Agreement or (vii) to the extent relating to any of the foregoing, any definition used directly or indirectly in any of the foregoing terms or conditions.

1.11                        Section 8.2(b) of the RPA is hereby amended to restate the phrase “all Collections and all Securitization Charge Collections” as “all Collections, all 2001 Securitization Charge Collections and all 2014 Securitization Charge Collections”.

1.12                        Section 9.1(a) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” as “either Servicing Agreement”.

1.13                        Section 9.1(l) of the RPA is hereby amended to restate the phrase “the Securitization Charge Sale Agreement or the Servicing Agreement” as “the 2001 Securitization Charge Sale Agreement, the 2001 Servicing Agreement, the 2014 Sale Agreement or the 2014 Servicing Agreement”.

1.14                        Section 10.1(viii) of the RPA is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “either Servicing Agreement”.

1.15                        Exhibit I to the RPA is hereby amended to delete the definitions therein of “Intercreditor Agreement” and “Receivable”, and replace them with the following:

“Intercreditor Agreement” means the Intercreditor Agreement dated as of July 22, 2014 among BNS, Liberty Street Funding LLC, The Bank of New York Mellon, as trustee under the indenture of Consumers Funding LLC, Consumers Funding LLC, The Bank of New York Mellon, as trustee under the indenture of Consumers 2014 Securitization Funding LLC, Consumers 2014 Securitization Funding LLC, Consumers Receivables Funding II, LLC and Consumers Energy Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Receivable” means all indebtedness and other obligations owed to the Seller or Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which the Seller or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods, electricity or gas or the rendering of services by Originator, and which is identified on the books and records of Originator or the Seller (including its accounting system) with the account code “Account 1460000 Customer Receivables” or “Account 1460201 — A/R Other” (or, in each case, any subsequent or replacement account code used to identify similar indebtedness or other similar obligations owed to the Seller or Originator), and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.  Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, the Seller or Originator treats such indebtedness, rights or obligations as a separate payment obligation.  Notwithstanding the foregoing, “Receivable” does not include: (A) (i) 2001 Transferred Securitization Property or (ii) the books and records relating solely to the 2001 Transferred Securitization Property; provided that the determination of what constitutes collections of the 2001 Securitization Charges in respect of 2001 Transferred Securitization Property shall be made in accordance with the calculation methodology specified in Annex 2 to the 2001 Servicing Agreement; or (B) (i) 2014 Transferred Securitization Property or (ii) the books and records relating solely to the 2014 Transferred Securitization Property; provided that the determination of what constitutes collections of the 2014 Securitization Charges in respect of 2014 Transferred Securitization Property shall be made in accordance with the calculation methodology specified in Exhibit A to the 2014 Servicing Agreement.

1.16                        Exhibit I to the RPA is hereby further amended to delete the definitions therein of “Financing Order”, “Securitization Charge”, “Securitization Charge Collections”, “Securitization Charge Sale Agreement”, “Securitization Property”, “Servicing Agreement” and “Transferred Securitization Property”.

1.17                        Exhibit I to the RPA is hereby further amended to add the following definitions in the appropriate alphabetical order:

“2001 Securitization Charge” means “Securitization Charge” as defined in Appendix A to the 2001 Servicing Agreement.

“2001 Securitization Charge Collections” means “Securitization Charge Collections” as defined in Appendix A to the 2001 Servicing Agreement.

“2001 Securitization Charge Sale Agreement” means the Sale Agreement dated as of November 8, 2001 between Consumers Energy Company and Consumers Funding LLC, as the same may from time to time be amended, restated, supplemented or otherwise modified with the consent of the Administrative Agent and each Managing Agent.

“2001 Securitization Property” means “securitization property” within the meaning of the Michigan Customer Choice and Electricity Reliability Act, 2000 PA 141 and 2000 PA 142 as approved in the financing order issued by the Michigan Public Service Commission on October 24, 2000, as amended.

“2001 Servicing Agreement” means the Servicing Agreement dated as of November 8, 2001 between Consumers Funding LLC and Consumers Energy Company, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent and each Managing Agent (to the extent such consent is required by the terms of this Agreement).

“2001 Transferred Securitization Property” means “Transferred Securitization Property” as defined in Appendix A to the 2001 Servicing Agreement.

“2014 Sale Agreement” means the Securitization Property Sale Agreement dated as of July 22, 2014 between Consumers Energy Company and Consumers 2014 Securitization Funding LLC, as the same may from time to time be amended, restated, supplemented or otherwise modified with the consent of the Administrative Agent and each Managing Agent.

“2014 Securitization Charge” means “Securitization Charge” as defined in Appendix A to the 2014 Servicing Agreement.

“2014 Securitization Charge Collections” means “Securitization Charge Collections” as defined in Appendix A to the 2014 Servicing Agreement.

“2014 Securitization Property” means “Securitization Property” as defined in Appendix A to the 2014 Servicing Agreement.

“2014 Servicing Agreement” means the Securitization Property Servicing Agreement dated as of July 22, 2014 between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent and each Managing Agent (to the extent such consent is required by the terms of this Agreement).

“2014 Transferred Securitization Property” means 2014 Securitization Property that has been sold, assigned and/or transferred to Consumers 2014 Securitization Funding LLC pursuant to the 2014 Sale Agreement and the Bill of Sale (as defined in the 2014 Sale Agreement).

“Servicing Agreements” means the 2001 Servicing Agreement and the 2014 Servicing Agreement.

1.18                        Exhibit IV to the RPA is hereby replaced in its entirety with the Exhibit IV attached hereto.

1.19                        Exhibit VI to the RPA is hereby amended to add the letter agreement amendments set forth in Exhibit A hereto to such Exhibit VI.

1.20                        Exhibit XI to the RPA is hereby amended to restate the first paragraph in its entirety as follows:

Please be informed that Consumers Energy Company, the customer for Zip Code: Lansing, MI 48937-0001 hereby requests that effective immediately the customer for Zip Code: Lansing, MI 48937-0001 be changed to The Bank of Nova Scotia, as Administrative Agent for the benefit of (i) the Purchasers under that certain Amended and Restated Receivables Purchase Agreement dated as of November 23, 2010, and as may be amended, restated or otherwise modified through the date hereof, (ii) The Bank of New York Mellon, or any successor thereto, as trustee (the “2001 Bond Trustee”) under the Indenture dated as of November 8, 2001 between Consumers Funding LLC and the 2001 Bond Trustee, as supplemented (the “2001 Indenture”), (iii) Consumers Funding LLC, as issuer of the securitization bonds under the 2001 Indenture, (iv) The Bank of New York Mellon, or any successor thereto, as trustee (the “2014 Bond Trustee”) under the Indenture dated as of July 22, 2014 between Consumers 2014 Securitization Funding LLC and the 2014 Bond Trustee, as supplemented (the “2014 Indenture”), and (v)

Consumers 2014 Securitization Funding LLC, as issuer of the securitization bonds under the 2014 Indenture.

2.                                      Conditions Precedent.  This Amendment shall become effective and be deemed effective, as of the date first above written, upon the receipt by the Administrative Agent of one fully-executed copy of this Amendment.

3.                                      Covenants, Representations and Warranties of the Seller and the Servicer.

3.1                               Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the RPA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2                               Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

4.                                      Fees, Costs, Expenses and Taxes.  Without limiting the rights of the Administrative Agent, the Managing Agents and the Purchasers set forth in the RPA and the other Transaction Documents, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Administrative Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

5.                                      Ratification.  The RPA, as amended hereby, is hereby ratified, approved and confirmed in all respects.

6.                                      Reference to Agreement.  From and after the effective date hereof, each reference in the RPA to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the RPA as amended by this Amendment.

7.                                      CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.                                      Execution of Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CONSUMERS RECEIVABLES FUNDING II, LLC,
as Seller

By:	/s/ DV Rao
	Name:	Venkat Dhenuvakonda Rao
	Title:	President, Chief Executive Officer, Chief
Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY,
as Servicer

By:	/s/ DV Rao
	Name:	Venkat Dhenuvakonda Rao
	Title:	Vice President and Treasurer

BNS PURCHASER GROUP:

LIBERTY STREET FUNDING LLC,
as a Conduit

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Financial Institution,
as a Managing Agent and
as Administrative Agent

By:	/s/ Thane Rattew
	Name:	THANE RATTEW
	Title:	MANAGING DIRECTOR

EXHIBIT A
TO
AMENDMENT NO. 6
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

See attached Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4.

Exhibit A-1

See attached.

Amendment No. 3 to Blocked Account Agreement
dated as of July 22, 2014
(PNC Bank, National Association)

Reference is hereby made to that certain Blocked Account Agreement dated March 17, 2010 among JPMorgan Chase Bank, N.A., as Administrative Agent (the “Initial Administrative Agent”), PNC Bank, National Association (“PNC”) and Consumers Receivables Funding II, LLC (“CRF”), as amended by (i) that certain Letter Amendment dated August 30, 2011 executed by CRF, the Initial Administrative Agent and PNC and (ii) that certain letter agreement amendment dated November 30, 2012 executed by the Initial Administrative Agent, The Bank of Nova Scotia, as successor Administrative Agent, PNC, CRF and Consumers Energy Company (collectively, the “Agreement”).

The Agreement is hereby amended to restate clause (i) of the second paragraph of the Agreement in its entirety as follows:

(i) acknowledges that it has received notice of the Administrative Agent’s interest in the Blocked Account and all amounts from time to time on deposit therein for the benefit of (A) the Purchasers and the Administrative Agent, (B) The Bank of New York Mellon, or any successor thereto, as trustee (the “2001 Bond Trustee”) under the Indenture dated as of November 8, 2001 (the “2001 Indenture”) between Consumers Funding LLC (the “2001 Bond Issuer”) and the 2001 Bond Trustee, as supplemented, (C) the 2001 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2001 Indenture, (D) The Bank of New York Mellon, or any successor thereto, as trustee (the “2014 Bond Trustee”) under the Indenture dated as of July 22, 2014 (the “2014 Indenture”) between Consumers 2014 Securitization Funding LLC (the “2014 Bond Issuer”) and the 2014 Bond Trustee, as supplemented, and (E) the 2014 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2014 Indenture,

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Blocked Account Agreement as of the date first set forth above.

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

CONSUMERS RECEIVABLES FUNDING II, LLC

By:
Name: Venkat Dhenuvakonda Rao
Title: President, Chief Executive Officer, Chief
Financial Officer and Treasurer

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Exhibit A-2

See attached.

Amendment No. 3 to Deposit Account Control Agreement
dated as of July 22, 2014
(Fifth Third Bank)

Reference is hereby made to that certain Deposit Account Control Agreement dated as of April 20, 2010 among JPMorgan Chase Bank, N.A., as administrative agent (the “Initial Administrative Agent”), Fifth Third Bank (“Fifth Third”) and Consumers Receivables Funding II, LLC (“CRF”), as amended by (i) that certain Letter Amendment dated August 31, 2011 executed by CRF, the Initial Administrative Agent and Fifth Third and (ii) that certain Notice of Assignment dated November 30, 2012 executed by the Initial Administrative Agent and Fifth Third, which evidenced the assignment by the Initial Administrative Agent to The Bank of Nova Scotia, as successor administrative agent (collectively, the “Agreement”).

The Agreement is hereby amended to restate Section 2.02(a) of the Agreement in its entirety as follows:

(a) Bank has received notice of the existence of the security interest of Secured Party in the Deposit Account and all amounts from time to time on deposit therein for the benefit of (i) the Purchasers, the Managing Agents and the Secured Party, (ii) The Bank of New York Mellon, or any successor thereto, as trustee (the “2001 Bond Trustee”) under the Indenture dated as of November 8, 2001 (the “2001 Indenture”) between Consumers Funding LLC (the “2001 Bond Issuer”) and the 2001 Bond Trustee, as supplemented, (iii) the 2001 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2001 Indenture, (iv) The Bank of New York Mellon, or any successor thereto, as trustee (the “2014 Bond Trustee”) under the Indenture dated as of July 22, 2014 (the “2014 Indenture”) between Consumers 2014 Securitization Funding LLC (the “2014 Bond Issuer”) and the 2014 Bond Trustee, as supplemented, and (v) the 2014 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2014 Indenture;

The Agreement is further amended to add a reference to account number INTENTIONALLY OMITTED wherever in the Agreement account number INTENTIONALLY OMITTED is currently referenced.  The parties agree that each reference to “Deposit Account”, and all provisions governing the “Deposit Account”, in the Agreement shall mean and apply to both account numbers INTENTIONALLY OMITTED and INTENTIONALLY OMITTED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Deposit Account Control Agreement as of the date first set forth above.

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

CONSUMERS RECEIVABLES FUNDING II, LLC

By:
Name: Venkat Dhenuvakonda Rao
Title: President, Chief Executive Officer, Chief
Financial Officer and Treasurer

FIFTH THIRD BANK

By:
Name:
Title:

Exhibit A-3

See attached.

Amendment No. 3 to Blocked Account Control Agreement
dated as of July 22, 2014
(JPMorgan Chase Bank, N.A.)

Reference is hereby made to that certain Blocked Account Control Agreement dated as of February 1, 2011 among JPMorgan Chase Bank, N.A., as Administrative Agent (the “Initial Administrative Agent”), JPMorgan Chase Bank, N.A., as Depositary (“JPM”) and Consumers Receivables Funding II, LLC (“CRF”), as amended by (i) that certain Letter Amendment dated August 31, 2011 executed by CRF, the Initial Administrative Agent and JPM and (ii) that certain letter agreement amendment dated November 30, 2012 executed by the Initial Administrative Agent, The Bank of Nova Scotia, as successor Administrative Agent, JPM and CRF (collectively, the “Agreement”).

The Agreement is hereby amended to restate the last sentence of the first paragraph of the Agreement in its entirety as follows:

Company and Secured Party further notify Depositary that the Secured Party’s interest in the Account and all amounts from time to time on deposit therein are held for the benefit of (A) the Purchasers, the Managing Agents and the Secured Party, (B) The Bank of New York Mellon, or any successor thereto, as trustee (the “2001 Bond Trustee”) under the Indenture dated as of November 8, 2001 (the “2001 Indenture”) between Consumers Funding LLC (the “2001 Bond Issuer”) and the 2001 Bond Trustee, as supplemented, (C) the 2001 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2001 Indenture, (D) The Bank of New York Mellon, or any successor thereto, as trustee (the “2014 Bond Trustee”) under the Indenture dated as of July 22, 2014 (the “2014 Indenture”) between Consumers 2014 Securitization Funding LLC (the “2014 Bond Issuer”) and the 2014 Bond Trustee, as supplemented, and (E) the 2014 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2014 Indenture.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Blocked Account Control Agreement as of the date first set forth above.

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

CONSUMERS RECEIVABLES FUNDING II, LLC

By:
Name: Venkat Dhenuvakonda Rao
Title: President, Chief Executive Officer, Chief
Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Exhibit A-4

See attached.

Amendment No. 3 to Collection Account Agreement
dated as of July 22, 2014
(Comerica Bank)

Reference is hereby made to that certain Collection Account Agreement dated as of February 24, 2011 among JPMorgan Chase Bank, N.A., as Administrative Agent (the “Initial Administrative Agent”), Comerica Bank (“Comerica”) and Consumers Receivables Funding II, LLC (“CRF”), as amended by (i) that certain Letter Amendment dated August 30, 2011 executed by CRF, the Initial Administrative Agent and Comerica and (ii) that certain letter agreement amendment dated November 30, 2012 executed by the Initial Administrative Agent, The Bank of Nova Scotia, as successor Administrative Agent, Comerica and CRF (collectively, the “Agreement”).

The Agreement is hereby amended to restate the second sentence of Paragraph 1 of the Agreement in its entirety as follows:

Company and Secured Party further notify Depositary that the Secured Party’s interest in the Account and all amounts from time to time on deposit therein are held for the benefit of (A) the Purchasers, the Managing Agents and the Secured Party, (B) The Bank of New York Mellon, or any successor thereto, as trustee (the “2001 Bond Trustee”) under the Indenture dated as of November 8, 2001 (the “2001 Indenture”) between Consumers Funding LLC (the “2001 Bond Issuer”) and the 2001 Bond Trustee, as supplemented, (C) the 2001 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2001 Indenture, (D) The Bank of New York Mellon, or any successor thereto, as trustee (the “2014 Bond Trustee”) under the Indenture dated as of July 22, 2014 (the “2014 Indenture”) between Consumers 2014 Securitization Funding LLC (the “2014 Bond Issuer”) and the 2014 Bond Trustee, as supplemented, and (E) the 2014 Bond Issuer, as issuer of the securitization bonds issued pursuant to the 2014 Indenture.

This letter agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by all parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of Michigan.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Collection Account Agreement as of the date first set forth above.

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

CONSUMERS RECEIVABLES FUNDING II, LLC

By:
Name: Venkat Dhenuvakonda Rao
Title: President, Chief Executive Officer, Chief
Financial Officer and Treasurer

COMERICA BANK

By:
Name:
Title:

EXHIBIT IV

Names of Collection Banks; Collection Accounts; Lock-Boxes

JP Morgan Chase Bank
611 Woodward Ave.
Detroit, MI 48226
Contact: Gary Minoletti
Phone: 313-256-2224
Collection Account: number INTENTIONALLY OMITTED; provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.

Comerica Bank
Livonia Operations Center
39200 W. Six Mile Road
Livonia, MI 48152
Contact: Lorraine Edwards
Phone: 734-632-4536
Collection Account: number INTENTIONALLY OMITTED; provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.

Lock-Box Zip Code:
Lansing, MI 48937-0001

PNC Bank, National Association
620 Liberty Avenue
Pittsburgh, PA 15222
Contact: Amanda Cozzens
Phone: 231-935-1239
Specified Account: number INTENTIONALLY OMITTED

Fifth Third Bank
710 Seminole Rd MD R17061
Norton Shores, MI 49441
Contact: Randy Wolffis, VP & Relationship Manager
Phone: 231-733-5006
Fax: 231-739-7430
Email: randal.wolffis@53.com; CommercialSupport@53.com
Specified Account: number INTENTIONALLY OMITTED and number INTENTIONALLY OMITTED